UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

Honeysuckle Research Inc.
(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	333-189762 (Commission File Number)	92-2015642 (IRS Employer I.D. No.)

9 Lake Ave
Piedmont, California  94611
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Weed Growth Fund, Inc.
5635 N. Scottsdale Road, Suite 130
Scottsdale, Arizona 85250
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐                      Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 5.03 Amendment to Articles of Incorporation

On April 12, 2016, the Registrant amended its Articles of Incorporation for purposes of changing its name from Weed Growth Fund, Inc. to Honeysuckle Research Inc.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Honeysuckle Research Inc.

Dated: April 27, 2016	By:	/s/ Edward A. Rosenthal
Edward A. Rosenthal
Chief Executive Officer